================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 24, 2007

                              PORTER BANCORP, INC.
             (Exact name of registrant as specified in its charter)

           Kentucky                     001-33033                 61-1142247
           --------                     ---------                 ----------
(State or other jurisdiction of        (Commission             (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)

               2500 Eastpoint Parkway, Louisville, Kentucky, 40223
               ---------------------------------------------------
                    (Address of principal executive offices)

                                 (502) 499-4800
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

On October 24, 2007, Porter Bancorp, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K and in Exhibit 99.1 attached hereto is being furnished to the Securities and Exchange Commission pursuant to Item 2.02 - Results of Operations and Financial Condition and shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (d)  Exhibits

Exhibit No.     Description of Exhibit
-----------     ----------------------------------------------------------------
99.1            Press Release issued by Porter Bancorp, Inc. on October 24, 2007

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2007                               Porter Bancorp Inc.

                                                     By: /s/ David Pierce
                                                         ----------------
                                                         David Pierce
                                                         Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit          Description
-------          -----------

99.1             Press Release dated October 24, 2007